Exhibit 10.4

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT ("Security Agreement") is made to be effective as of March 30, 2004 by VIDEO INTERNET BROADCASTING CORPORATION (the "Grantor") in favor of FARADAY FINANCIAL, INC. (the "Lender").

                                    RECITALS:

         WHEREAS, pursuant to that certain Loan Agreement, dated February 17, 2004, (as amended, extended, modified, restructured or renewed from time to time, the "Loan Agreement"), by and among Grantor and Lender, Lender has agreed to make a loans in the aggregate principal amount of $500,000 to Grantor evidenced by promissory notes dated February 17, 2004 and March 23, 2004 (together with any amendments, extensions, modifications and/or renewals thereof and/or any promissory notes given in payment thereof, the "Note") (capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Loan Agreement);

         WHEREAS, Grantor owns or has rights in certain Intellectual Property listed on Schedule A hereto;

         WHEREAS, Grantor desires to mortgage, pledge and grant to Lender, for the benefit of Lender, a security interest in all of its right, title and interest in, to and under the Collateral (as hereinafter defined), including without limitation, the property listed on the attached Schedule A, together with any renewal or extension thereof, and all Proceeds (as hereinafter defined) thereof, to secure the payment of the Obligations (as hereinafter defined); and

         WHEREAS, it is a condition precedent to the obligation of the Lender to make the Loan to Grantor under the Loan Agreement, that Grantor execute this Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce Lender to make the Loan to Grantor under the Loan Agreement, Grantor hereby agrees with Lender, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         General Definitions:

         "Collateral" has the meaning assigned to it in Section 2 of this Security Agreement.

         "Obligations" means (a) loans to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by one or more promissory notes payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) the full and prompt payment and performance of any and all other indebtedness and other obligations of Grantor to Lender, direct or contingent (including but not limited to obligations incurred as endorser, guarantor or surety), however

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evidenced or denominated, and however and whenever incurred, including but not limited to indebtedness incurred pursuant to any present or future commitment of Lender to Grantor, and (c) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created under this Security Agreement.

         "Proceeds" means "proceeds," as such term is defined in Section 9-306(1) of the UCC and, to the extent not included in such definition, shall include, without limitation, (a) all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to the Intellectual Property, including (without limitation) damages and payments for past or future infringements thereof, (b) the right to sue and recover for past, present, and future infringements of the Intellectual Property, including all judgments and settlements in favor of Grantor in respect thereof, (c) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to Grantor, from time to time with respect to any of the Collateral, (d) all payments (in any form whatsoever) paid or payable to Grantor from time to time in connection with any taking of all or any part of the Collateral by any governmental authority or any Person acting under color of governmental authority), and (e) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

         "Security Agreement" means this Intellectual Property Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Washington.

         Definitions Relating to Intellectual Property:

         "Intellectual Property" means the Owned and Recordable Intellectual Property, the Licensed Intellectual Property, and the Other Intellectual Property, and any other proprietary property or technology, and agreements relating thereto, including, without limitation, any and all improvements and future developments material to the operation of Grantor's businesses.

         "Owned and Recordable Intellectual Property" means (1) the Copyrights,
(2) the Patents, (3) the Trademarks, and (4) any and all rights, title and interest of Grantor in and to any computer code now exists or arises hereafter, as defined below:

                  (1) "Copyrights" means all types of protective rights granted (or applications therefor) for any work that constitutes copyrightable subject matter, including without limitation, literary works, musical works, dramatic works, pictorial, graphic and sculptural works, motion pictures and other audiovisual works, sound recordings, architectural works, recognized under federal law and all comparable rights recognized in foreign jurisdictions or conventions or by treaty and including, without limitation, those works listed on Schedule A hereto. Schedule A indicates in each case whether the applicable Copyright is registered or the subject of a pending registration in the U.S. Copyright Office and any foreign jurisdictions. Schedule A also indicates whether the Copyright is the subject of any claim of co-ownership (including any claim of ownership applicable to separate or preexisting works included in any derivative or collective work), and, if so, whether the exercise of Grantor's rights therein are subject to (A) royalty obligations due such co-owner, its successors or assigns, (B) restrictions on exercise, assignment or sublicensing, or (C) revocation or termination. Unless otherwise expressly noted, the listing of any work shall be construed to include any separate or preexisting work

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included in a derivative or collective work, and shall also be construed to include preliminary drafts or versions and revisions thereof that are not separately registered by Grantor.

                  (2) "Patents" means all types of exclusionary or protective rights granted (or applications therefor) for inventions (including, without limitation, letters patent, plant patents, utility models, breeders' right certificates, inventor's certificates and the like), and all reissues and extensions thereof and all renewals, divisions, continuations and continuations-in-part thereof, recognized under federal law and all comparable rights recognized in foreign jurisdictions or conventions or by treaty, including, without limitation, all such rights listed in Schedule A. Schedule A indicates in each case whether the applicable Patent is issued or the subject of a pending application in the U.S. Patent & Trademark Office and any foreign jurisdictions. Schedule A also indicates whether the Patent is the subject of any claim of co-ownership, and, if so, whether the exercise of Grantor's rights therein are subject to (A) royalty obligations due such co-owner, its successors or assigns, (B) restrictions on exercise, assignment or sublicensing, or (C) revocation or termination.

                  (3) "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, internet domain names and other sources of business identifiers used in any country in the world, whether registered or unregistered, and the goodwill associated therewith, now existing or hereafter acquired, and (b) all registrations, recordings and renewals thereof, and all applications in connection therewith, issued by, filed in or otherwise recognized by a national, state, or foreign governmental authority or any foreign jurisdiction or convention or by treaty, including, without limitation, those rights listed in Schedule A hereto. Schedule A indicates in each case whether the applicable Trademark is registered or recorded, or the subject of a pending registration or recording, in the U.S. Patent & Trademark Office, a state trademark office, other U.S., state or local registrations or recording offices, and any foreign jurisdictions. Schedule A also indicates whether the Copyright is the subject of any claim of co-ownership, and, if so, whether the exercise of Grantor's rights therein are subject to (A) royalty obligations due such co-owner, its successors or assigns, (B) restrictions on exercise, assignment or sublicensing, or (C) revocation or termination. Unless otherwise expressly noted, the listing of any Trademark shall be construed related marks, brands, logos, etc. that are not separately registered or recorded by Grantor.

                  (4) "Software" Shall mean the Software (including all computer code) in development in all versions and all forms of expression thereof, including but not limited to proprietary rights and intellectual property contained therein or connected therewith and including the source code, formula, protocol, and/or written descriptions of the same, whether digitally, electronically or otherwise recorded or transcribed.

         "Intellectual Property Contract Rights" means (1) Patent Licenses, (2) Copyright Licenses, (3) Trademark Licenses, and (4) Other Technology Licenses, as defined below.

                  (1) "Copyright License" means any agreement material to the operation of Grantor's business or the value of the Copyrights, whether written or oral, providing for the grant by or to Grantor of any right or interest in any Copyright, or whereby Grantor receives or provides a release or immunity from claims for infringement of any such Copyright, including, without limitation, those agreements listed or described on Schedule B hereto. Schedule B indicates, where applicable and insofar as may be material to Grantor, whether the Copyright License is the subject of (A) any grant of exclusive rights or assignment of rights to or from Grantor, (B) royalty obligations due to or from Grantor, (C) restrictions on exercise or sublicensing, or (D) the express right of Grantor to assign the Copyright License, including as required under the

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Security Agreement, (E) revocation or termination, and (F) confidentiality or non-disclosure covenants that may apply to Lender or any assignee of the Copyright License. Other Technology Licenses that are listed or described on Schedule B hereto do not need to be listed or described as Copyright Licenses, unless they are the subject of a grant of exclusive rights or assignment of rights to or from Grantor.

                  (2) "Patent License" means any agreement material to the operation of Grantor's business or the value of the Patents, whether written or oral, providing for the grant by or to Grantor of any right or interest in any Patent, or whereby Grantor receives or provides a release or immunity from claims for infringement of any such Patent, including, without limitation, those agreements listed or described on Schedule B hereto. The Schedule indicates, where applicable and insofar as may be material to Grantor, whether the Patent License is the subject of (A) any grant of exclusive rights, (B) royalty obligations due to or from Grantor, (C) restrictions on exercise or sublicensing, or (D) the express right of Grantor to assign the Patent License, including as required under the Security Agreement, (E) revocation or termination, and (F) confidentiality or non-disclosure covenants that may apply to Lender or any assignee of the Patent License. Other Technology Licenses that are listed or described on Schedule B hereto do not need to be listed or described as Patent Licenses, unless they are the subject of a grant of exclusive rights or assignment of rights to or from Grantor.

                  (3) "Trademark License" means any agreement material to the operation of Grantor's business or the value of the Trademarks, written or oral, providing for the grant by or to Grantor of any right or interest in any Trademark, or whereby Grantor receives or provides a release or immunity from claims for infringement of any such Trademark, including, without limitation, those agreements listed or described in Schedule B hereto. Schedule B indicates, where applicable and insofar as may be material to Grantor, whether the Trademark License is the subject of (A) any grant of exclusive rights, (B) royalty obligations due to or from Grantor, (C) restrictions on exercise or sublicensing, or (D) the express right of Grantor to assign the Trademark License, including as required under the Security Agreement, (E) revocation or termination, and (F) confidentiality or non-disclosure covenants that may apply to Lender or any assignee of the Patent License.

                  (4) "Other Technology License" means any agreement material to the operation of Grantor's business, written or oral, providing for the grant by or to Grantor of any right to use or exploit technology or computer software, even if defined or divided according to Intellectual Property, including, without limitation, those agreements listed on Schedule B hereto. Schedule B indicates, where applicable and insofar as may be material to Grantor, whether the Other Technology License is the subject of (A) any grant of exclusive rights, (B) royalty obligations due to or from Grantor, (C) restrictions on exercise, assignment or sublicensing, or (D) the express right of Grantor to assign the Other Technology License, including as required under the Security Agreement, (E) revocation or termination, and (F) confidentiality or non-disclosure covenants that may apply to Lender or any assignee of the Other Technology License.

         "Other Intellectual Property" means (1) Know-How, (2) Inventions, (3) Trade Secrets, and (4) Domain Names, as defined below.

                  (1) "Know-how" means any knowledge or information that is material to Grantor's business and that enables Grantor to operate its business with the accuracy, efficiency or precision necessary for commercial success, or otherwise affords Grantor a commercial advantage for the possession or knowledge thereof, whether or not currently constituting Trade Secret(s) or Invention(s).

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                  (2) "Invention" means any new and useful process, machine, manufacture, or composition of matter, or any new and useful improvement thereof that is material to the operation of Grantor's businesses and developed by Grantor, its employees or agents, which could potentially be eligible for protection as Patent(s), but whether or not currently the subject of Patent(s).

                  (3) "Trade Secret" means all information or other items recognized as "trade secrets" under state or federal law and all comparable rights recognized in foreign jurisdictions or conventions or by treaty.

                  (4) "Domain Name" means a unique alphanumeric designation to facilitate reference to the set of numbers that actually locate a particular computer connected to the global information network, being any name representing a record that exists within the Domain Name System (DNS). The domain name may be associated with a services contract provided by the domain name's registrar.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, Grantor hereby assigns and grants to Lender for the benefit of Lender a security interest in all of Grantor's right, title and interest in and to the Intellectual Property now owned or held, in whole or in part, or at any time hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), including all Proceeds and products thereof.

         3. Representations and Warranties Concerning the Intellectual Property. Grantor represents and warrants that:

                  (a) Schedule A lists all Owned and Recordable Intellectual Property in which Grantor has or claims a partial or entire ownership interest and that is material to the operation of the present or planned business of Grantor. Schedule A is complete, correct and current as of the date of execution of this Agreement and contains all information required to be listed or described therein. Except as otherwise indicated in Schedule A, Grantor is the sole legal and beneficial owner of all the Owned and Recordable Intellectual Property listed in Schedule A. Grantor has taken reasonable and prudent action to protect, preserve and enforce its rights under the Owned and Recordable Intellectual Property.

                  (b) Schedule B lists or describe all Intellectual Property Contract Rights in which Grantor has or claims any right or interest and that is material to the operation of the present or planned business of Grantor or the value of the Owned and Recordable Intellectual Property. Schedule B is complete, correct and current as of the date of execution of this Agreement and contain all information required to be listed or described therein. Except as otherwise indicated in Schedule B, the Intellectual Property Contract Rights require no license, consent or approval of third parties in order to be effective and exercisable in accordance with their respective terms, including in connection with any subsequent assignment thereof following foreclosure and sale or reorganization in bankruptcy, and each agreement listed therein is valid, subsisting, and in effect, and neither Grantor nor, to Grantor's knowledge (but without prejudice to Grantor's rights thereunder), any other party is or, with the passage of time or the render of notice, could be in material default thereunder. Grantor has taken reasonable and prudent action to identify the circumstances in which Intellectual Property Contract Rights should be established in order to protect and promote Grantor's business.

                  (c) Except for ownership claims, restrictions and other terms listed or disclosed in Schedule A or Schedule B, as applicable, Grantor's right, title and interest in and to the Intellectual Property are free and clear of any

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and all liens, security interests, options, licenses, pledges, assignments, encumbrances and/or agreements of any kind. To the best of Grantor's knowledge, Grantor's right, title and interest in and to the Intellectual Property are sufficient to enable Grantor to operate its business as present and as planned without serious risk of infringement or liability that has not been fully accrued or reserved.

                  (d) All prior transfers and assignments by or to Grantor, directly or indirectly, of Owned and Recordable Intellectual Property have been duly and validly recorded or registered as necessary to reflect the accurate state of ownership thereof and vest indefeasibly in Grantor the ownership it holds or claims therein. For this purpose, the grant to or by Grantor of any exclusive right or license in Intellectual Property shall be considered a transfer or assignment appropriate for recording or registration unless Grantor's counsel specifically advises Grantor such action is unnecessary. Grantor has not, within the three (3) months prior to the date of execution of this Agreement, executed and/or delivered any transfer or assignment of any of the Intellectual Property, recorded or unrecorded.

                  (e) No actions or proceedings have been instituted or are pending or, to Grantor's knowledge, threatened against Grantor or Grantor's licensees, sublicensees, agents, dealers, distributors or customers that challenge Grantor's claimed ownership status or rights in any Intellectual Property or Grantor's right to use or otherwise exploit the Intellectual Property in its present or planned business or claim that Grantor is in default of any Intellectual Property Contract Rights. No holding, decision or judgment has been rendered by any federal, state, local or foreign governmental authority which would limit, cancel or question the validity of any of the Intellectual Property in any respect that would conflict or interfere with the operation of Grantor's present or planned business or diminish the value of the Intellectual Property as claimed by Grantor.

                  (f) To the best of Grantor's knowledge (but without prejudice to Grantor's rights with respect thereto), no third party is infringing or violating Grantor's rights in Intellectual Property or exceeding the scope of authorization or license under any Intellectual Property Contract Rights (to the extent granted to such third party by Grantor).

                  (g) Except for the reservations of rights listed or described in Schedule A and Schedule B, all past and present employees, agents and contractors whom Grantor hired or engaged, directly or indirectly, and who engaged in research, development, consulting, programming, or similar technical services ("service providers"), are subject to legally binding obligations that require such service providers to disclose and deliver to Grantor their entire work product, including any Intellectual Property associated therewith, and accord to Grantor exclusive and unrestricted ownership therein.

         4. Covenants. Grantor covenants and agrees with Lender that, from and after the date of this Security Agreement until the Obligations are paid in full:

                  (a) At least on the first day of every month, commencing on April 1, 2004, Grantor will, at its sole expense, execute and deliver updated versions of Schedule A and Schedule B. Such Schedules as updated shall be complete, correct and current as of the date of delivery thereof and shall contain all information required to be listed or described therein in order to be in compliance with the provisions of Section 3 hereof (which, for such purpose, shall apply as of the date of each such further delivery).

                  (b) Grantor will not transfer or assign, or grant any exclusive license to, any of its Intellectual Property of material value. Grantor will not license, sublicense, waive, surrender or abandon any of its Intellectual Property Contract Rights except in the ordinary course of business.

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Notwithstanding such transfer, assignment, license, sublicense, waiver, surrender or abandonment, the Collateral shall remain subject to the security interest granted hereunder, except as released by Lender in writing in reference thereto.

                  (c) Grantor will, at its sole expense, promptly notify Lender in the event that any third party threatens or asserts any action or proceedings against Grantor or Grantor's licensees, sublicensees, agents, dealers, distributors or customers that challenge Grantor's claimed ownership status or rights in any Intellectual Property or Grantor's right to use or otherwise exploit the Intellectual Property in its present or planned business or claim that Grantor is in default of any Intellectual Property Contract Rights.

                  (d) Grantor agrees to pay or cause to be paid all royalties, fees and other amounts due from Grantor under all Intellectual Property Contract Rights, except to the extent that the continuation of such Intellectual Property Contract Rights is not material to the present and planned business of Grantor and lapse or delay in payment is otherwise not prejudicial to Grantor.

                  (e) Grantor will, at its sole expense, follow good practices in an ordinary and prudent manner to protect, preserve and enforce its rights in Intellectual Property. Upon Lender's request, Grantor will furnish Lender with such information as Lender may require with regard to Grantor's practices in such regard.

                  (f) Grantor will maintain accurate and complete records of its Intellectual Property. With regard to computer programs and related technology included in such Intellectual Property, Grantor will retain in at least one off-site repository identified to Lender current copies of all source code, system documentation, statements of principles of operation, and schematics, as well as pertinent commentary or explanation, that may be necessary to render such materials understandable and usable by a trained computer programmer. Included with such materials shall be any programs (including compilers), "workbenches," tools, and higher level (or "proprietary") languages used for the development, maintenance and implementation of such computer programs.

                  (g) Whenever Grantor, either by itself or through any agent, employee, licensee or designee, shall file a patent application or for the registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, including when obtaining any interest therein from a prior owner by transfer, Grantor shall (A) simultaneously file or record evidence of Lender's security interest in the Collateral sufficient to meet the requirements for Lender's security interest therein to be recognized, protected and perfected and (B) report such filing to Lender within five (5) business days after the last day of the fiscal quarter in which such filing occurs.

                  (h) Grantor will, at its sole expense, pay promptly when due all taxes, assessments and governmental charges, if any, upon or against the Grantor or its property or operations, including (without limitation) fees due to protect, preserve or enforce its Intellectual Property, in each case before the same become delinquent and before penalties accrue thereon or Grantor's rights therein lapse or are prejudiced, unless and to the extent that the same are being contested in good faith by appropriate proceedings.

                  (i) When and as requested by Lender, Grantor will, at its sole expense, execute, deliver, and record, in such manner as Lender may require, such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation

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statements under the UCC in effect in any jurisdiction with respect to the liens created hereby, and the recording of instruments confirming Lender's security interest therein with applicable federal or foreign authorities and agencies. Grantor hereby authorizes Lender to file any such financing or continuation statement or other instrument without the signature of Grantor or, if applicable, by affixing the signature of Grantor on Grantor's behalf, to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  (j) Grantor will not create, incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any lien or claim on or to the Collateral, other than the liens created hereby, and other than as permitted pursuant to the Loan Agreement, and will take all commercially reasonable actions to defend the right, title and interest of Lender in and to any of the Collateral against the claims and demands of all persons whomsoever. Grantor will advise Lender promptly, in reasonable detail, at Lender's address as set forth in the Loan Agreement, (i) of any lien (other than liens created hereby or permitted under the Loan Agreement) on, or claim asserted against, Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the liens created hereunder.

         5. Lender's Appointment as Attorney-in-Fact.

                  (a) Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time after the occurrence, and during the continuation of, an Event of Default in Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, Grantor hereby grants Lender the power and right, on behalf of Grantor without notice to or assent by Grantor, to do the following:

                           (i) at any time when any Event of Default shall have
occurred and is continuing in the name of Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due with respect to such Collateral whenever payable;

                           (ii) to pay or discharge taxes and liens levied or
placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or part of the premiums therefor and the costs thereof; and

                           (iii) (A) to direct any party liable for any payment
under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct, (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection

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with any of the Collateral, (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral, (E) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (F) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as Lender may deem appropriate, (G) to transfer, assign, license or sublicense any Intellectual Property, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine, (H) to prepare and transmit the necessary InterNic Registrant Name Change Agreement, and to correspond with InterNic or any other registrar to authorize transfer of the Domain Name, and (I) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Grantor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and the liens of Lender thereon and to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do. Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Grantor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) The powers conferred on Lender hereunder are solely to protect the interests of Lender in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its partners, officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

         6. Performance by Lender of Grantor's Obligations. If Grantor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, then the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the highest default rate provided in the Note, shall be payable by Grantor to Lender on demand and shall constitute Obligations secured hereby.

         7. Proceeds. It is agreed that if an Event of Default shall occur and be continuing, then (a) all Proceeds received by Grantor consisting of cash, checks and other cash equivalents shall be held by Grantor in trust for Lender, segregated from other funds of Grantor, and shall, forthwith upon receipt by Grantor, be turned over to Lender in the exact form received by Grantor (duly endorsed by Grantor to Lender, if required), and (b) any and all such Proceeds received by Lender (whether from Grantor or otherwise) shall promptly be applied by Lender against, the Obligations (whether matured or unmatured), such application to be in such order as set forth in the Loan Agreement.

         8. Remedies Upon Default. Upon an Event of Default under and as defined in the Loan Agreement, Lender may pursue any or all of the following remedies, without any notice to Grantor except as required below:

                  (a) Lender may give written notice of default to Grantor, following which Grantor shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Lender's prior written consent, even if such disposition is otherwise permitted hereunder in the ordinary course of business. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Lender may obtain a temporary restraining order or other equitable relief to enforce Grantor's obligation to refrain from so impairing the Collateral.

                  (b) Lender may take possession of any or all of the Collateral. Grantor hereby consents to Lender's entry into any of Grantor's premises to repossess Collateral, and specifically consents to Lender's forcible entry thereto as long as Lender causes no significant damage to the premises in the process of entry (frilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Lender accomplishes such entry without a breach of the peace.

                  (c) Lender may dispose of the Collateral at private or public sale. Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Lender may elect, in its sole discretion. Lender may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

                  (d) Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and that belong to Grantor or to any other person or entity liable for the payment of any or all of the Obligations.

                  (e) Lender may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to Lender at law or equity.

         9. Limitation on Duties Regarding Preservation of Collateral. Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender would deal with similar property for its own account. Neither Lender nor any of its partners, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or otherwise.

         10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         11. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. No Waiver: Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy, which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Grantor and Lender, provided that any provision of this Security Agreement may be waived by Lender in a written letter or agreement executed by Lender or by facsimile transmission from Lender. This Security Agreement shall be binding upon the successors and assigns of Grantor and shall inure to the benefit of Lender and its successors and assigns.

         15. Notices. Any and all notices, elections or demands permitted or required to be made under this Security Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Security Agreement:

         The Address of Lender is:       Faraday Financial, Inc.
                                         Attn: Frank J. Gillen, President
                                         175 South Main, Suite 1240
                                         Salt Lake City, Utah 84111
                                         Phone: (801) 746-3311
                                         Fax: (801) 746-3312

         The Address of Grantor is:      Video Internet Broadcasting Corporation
                                         Attn: Kelly Ryan, C.E.O.
                                         135 Basin Street SW
                                         Epharta, WA 98823
                                         Phone: (509) 754-2600
                                         Fax: (509) 754-1399

         16. Governing Law. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to contracts to be wholly performed in such State, or to the extent required, by federal law.

         17. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         18. Consent to Jurisdiction; Exclusive Venue. Grantor hereby irrevocably consents to the Jurisdiction of the United States District Court sitting in the State of Utah and of all Utah state courts sitting in Salt Lake County, Utah, for the purpose of any litigation to which Lender may be a party and which concerns this Security Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in the State of Utah, Salt Lake County unless Lender agrees to the contrary in writing.

         19. Waiver of Trial by Jury. LENDER AND GRANTOR HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.



GRANTOR:                               VIDEO INTERNET BROADCASTING CORPORATION



                                       By /s/ Michael Devine
                                         ----------------------------------
                                       Its: President

LENDER:                                FARADAY FINANCIAL, INC.



                                       By /s/ Frank Gillen
                                         ----------------------------------
                                       Its: President




STATE OF ARIZONA           )
                           ss:
COUNTY OF PIMA             )

         On this 31st day of March, 2004, before me appeared Michael Devine, to me personally known, who being duly sworn did say that he/she is the President of VIDEO INTERNET BROADCASTING CORPORATION, the within named corporation, and that the instrument was signed in behalf of said corporation and acknowledged the instrument to be the free act and deed of the corporation.


                                            /s/
                                         ----------------------------------
                                          NOTARY PUBLIC
My Commission Expires:                    Residing at: Tucson, AZ
August 6, 2006

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                                   SCHEDULE A

                                   SCHEDULE B